Exhibit 10.7

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AGREEMENT AND PLAN OF MERGER

THIS AGREEMENT AND PLAN OF MERGER (the “Agreement”) is made and entered into as of December 31, 2007, by and among BROADBAND MULTIMEDIA SYSTEMS, LTD., a corporation organized under the laws of the British Virgin Islands (the “Merging Corporation”), FOREFRONT BVI LTD., a corporation organized under the laws of the British Virgin Islands (the “Surviving Corporation”) and STANFORD INTERNATIONAL BANK LTD., a banking corporation organized under the laws of Antigua and Barbuda and the sole shareholder of the Merging Corporation (“Stanford”).

WITNESSETH:

WHEREAS, pursuant to duly authorized action by the shareholders and Board of Directors of the Merging Corporation and by Stanford (as the sole shareholder of the Surviving Corporation) and Board of Directors of the Surviving Corporation, the constituent corporations have determined that they shall merge (the “Merger”) upon the terms and conditions and in the manner set forth in this Agreement and in accordance with applicable law;

WHEREAS, dated as of the date hereof, various documents are being entered into for the purpose of effectuating a series of interrelated transactions by and among Stanford Venture Capital Holdings, Inc., Stanford International Bank Ltd., ForeFront Holdings, Inc., ForeFront Group, Inc., ForeFront BVI Ltd., ForeFront Multimedia, LLC, Miller Golf Company, Broadband Media Systems, Ltd., Ligent International, Inc., Ligent Photonics, Inc., Hisense Co. Ltd., Qingdao Hisense Electronic Holding Ltd., Qingdao Hisense Electric Ltd. and Hisense Optoelectronic Technologies Co. and are referred to herein as the “Transactions” and the “Transaction Documents,” respectively; and

NOW THEREFORE in consideration of the mutual premises herein contained, each of the Merging Corporation, the Surviving Corporation and Stanford hereby agree as follows:

1. MERGER. The Merging Corporation and the Surviving Corporation agree that the Merging Corporation shall be merged with and into the Surviving Corporation as a single and surviving corporation, upon the terms and conditions set forth in this Agreement and that the Surviving Corporation shall continue under the laws of the British Virgin Islands as the surviving corporation of the Merger.

2. SURVIVING CORPORATION. At the Effective Time (as defined below) of the Merger:

(a) The Surviving Corporation shall be the surviving corporation of the Merger, and shall continue to exist as a corporation under the laws of the British Virgin Islands, with all of the rights and obligations as are provided by the British Virgin Islands Statutes.

(b) The Merging Corporation shall cease to exist, and its property shall become the property of the Surviving Corporation as the surviving corporation of the Merger.

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(c) The directors and officers of the Surviving Corporation shall continue as the directors and officers of the Surviving Corporation.

3. CHARTER DOCUMENTS. As a result of the Merger, the charter documents of the Surviving Corporation shall be as follows:

(a) Certificate of Incorporation. The Certificate of Incorporation of the Surviving Corporation, as filed with the Registrar of Companies of the British Virgin Islands on December 27, 2007, shall continue as the Certificate of Incorporation of the Surviving Corporation.

(b) Memorandum and Articles of Association. The Memorandum and Articles of Association of the Surviving Corporation shall continue as the Bylaws of the Surviving Corporation.

4. MANNER AND BASIS OF CONVERTING SHARES. At the Effective Time, all of the shares of Merging Corporation Common Stock (as defined below) and all of the Merging Corporation Warrants (as defined below), representing all of the capital stock of the Merging Corporation issued and outstanding immediately prior to the Merger, shall be surrendered to the Surviving Corporation and converted into the same number of shares of Common Stock and Warrants. The terms of the Warrants shall be identical to those of the Merging Corporation Warrants.

5. APPROVAL. The Merger contemplated by this Agreement has previously been submitted to and approved by the Board of Directors and the Shareholder of the Merging Corporation and by the shareholder and Board of Directors of the Surviving Corporation. The proper officers and directors of the Merging Corporations and the Surviving Corporation, as applicable, shall be, and hereby are, authorized and directed to perform all such further acts and execute and deliver to the proper authorities for filing all documents, as the same may be necessary or proper to render effective the Merger contemplated by this Agreement.

6. EFFECTIVE TIME OF MERGER. The Merger shall be effective at the time specified in the Articles of Merger filed with the Registrar of Companies of the British Virgin Islands with respect to the Merger, or if no such time is specified, at the time of filing such documents (the “Effective Time”).

7. REPRESENTATIONS AND WARRANTIES OF THE MERGING CORPORATION; ACCESS TO INFORMATION; INDEPENDENT INVESTIGATION. The Merging Corporation represents and warrants to, and covenants and agrees with, the Surviving Corporation as follows:

(a) Capital Stock. Immediately prior to the Effective Time, except for (i) 1,400,000 shares of common stock, $0.001 par value per share, of the Merging Corporation (the “Merging Corporation Common Stock”), and (ii) (A) warrants to purchase an aggregate of 4,427,907 shares of Merging Corporation (3,394,509 of which have an exercise price of $4.93 per share, and the remaining 1,033,398 of which have an exercise price of $0.001 per share) (collectively, the “Merging Corporation Warrants”), the

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Merging Corporation has no outstanding capital stock and no commitments of any kind whatsoever to issue any additional shares of capital stock.

(b) Qualified Investor. The Merging Corporation is (i) experienced in making investments of the kind described in this Agreement and the related documents, (ii) able to afford the entire loss of its investment in the Common Stock and the Warrants, and (iii) an “Accredited Investor” as defined in Rule 501(a) of Regulation D and knows of no reason to anticipate any material change in its financial condition for the foreseeable future.

(c) Speculative Nature of Investment. The Merging Corporation understands and acknowledges that the Surviving Corporation has a limited financial and operating history and that an investment in the Surviving Corporation is highly speculative and involves substantial risks. The Merging Corporation can bear the economic risk of the Merging Corporation’s investment and is able, without impairing the Merging Corporation’s financial condition, to hold the Common Stock, the Warrants and the Conversion Shares (as defined below) for an indefinite period of time and to suffer a complete loss of such Merging Corporation’s investment.

(d) Restricted Securities. The securities are “restricted securities” as defined in Rule 144 promulgated under the Securities Act. All subsequent offers and sales by the Merging Corporation of the Common Stock and the Warrants and the Common Stock issuable upon conversion of the Common Stock or exercise of the Warrants shall be made pursuant to an effective registration statement under the Securities Act or pursuant to an applicable exemption from such registration.

(e) Reliance on Representations. The Merging Corporation understands that the Common Stock and the Warrants are being offered and sold to it and its assignees in reliance upon exemptions from the registration requirements of the United States federal securities laws, and that the Surviving Corporation is relying upon the truthfulness and accuracy of the Merging Corporation’s representations and warranties, and the Merging Corporation’s compliance with its covenants and agreements, each as set forth herein, in order to determine the availability of such exemptions and the eligibility of the Merging Corporation to acquire the Common Stock and the Warrants.

(f) Access to Information. The Merging Corporation (i) has been provided with sufficient information with respect to the business of the Surviving Corporation for the Merging Corporation to determine the suitability of making an investment in the Surviving Corporation and such documents relating to the Surviving Corporation as the Merging Corporation has requested and the Merging Corporation has carefully reviewed the same, (ii) has been provided with such additional information with respect to the Surviving Corporation and its business and financial condition as the Merging Corporation, or the Merging Corporation’s agent or attorney, has requested, and (iii) has had access to management of the Surviving Corporation and the opportunity to discuss the information provided by management of the Surviving Corporation and any questions that the Merging Corporation had with respect thereto have been answered to the full satisfaction of the Merging Corporation.

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(g) Legality. The Merging Corporation has the requisite corporate power and authority to enter into this Agreement.

(h) Residency. The registered office of the Merging Corporation is No. 11 Pavilion Drive, St. John’s, Antigua, West Indies.

(i) Authorization.

(i) The Merging Corporation has all requisite power and authority to execute and deliver the Agreement and any related agreements, to purchase the Common Stock and the Warrants hereunder and to carry out and perform its obligations under the terms of the Agreement and any related agreements. All action on the part of the Merging Corporation necessary for the authorization, execution, delivery and performance of the Agreement and any related agreements, and the performance of all of the Merging Corporation’s obligations under the Agreement and any related agreements, has been taken or will be taken prior to the Effective Time.

(ii) This Agreement and any related agreements, and the transactions contemplated hereby and thereby, have been duly and validly authorized by the Merging Corporation, and such agreements, when executed and delivered by each of the Merging Corporation and the Surviving Corporation will each be a valid and binding agreement of the Merging Corporation, enforceable in accordance with their respective terms, except (A) as limited by laws of general application relating to bankruptcy, insolvency and the relief of debtors, and (B) as limited by rules of law governing specific performance, injunctive relief or other equitable remedies and by general principles of equity.

(iii) No consent, approval, authorization, order, filing, registration or qualification of or with any court, governmental authority or third person is required to be obtained by the Merging Corporation in connection with the execution and delivery of the Agreement or any related agreements by the Merging Corporation or the performance of the Merging Corporation’s obligations hereunder or thereunder.

(j) Investment. The Merging Corporation is acquiring the Common Stock and the Warrants for investment for the Merging Corporation’s own account, not as a nominee or agent, and not with the view to, or for resale in connection with, any distribution thereof, nor with any present intention of distributing or selling such Common Stock or Warrants. By executing this Agreement, the Merging Corporation further represents that, except as contemplated by the Transaction Documents, the Merging Corporation does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Common Stock or Warrants. The Merging Corporation is aware of the limits on resale imposed by virtue of the transaction contemplated by this Agreement and is aware that the Common Stock and the Warrants will bear restrictive legends.

(k) Litigation. There is no action, suit, proceeding or investigation pending or, to the Knowledge of the Merging Corporation (as defined herein), currently threatened against the Merging Corporation that questions the validity of the Primary Documents (as defined below) or the right of Merging Corporation to enter into any such agreements or to consummate the

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transactions contemplated hereby and thereby, nor, to the Knowledge of Merging Corporation, is there any basis for the foregoing. All references to the “Knowledge” means the actual knowledge of the person in question or the knowledge such person could reasonably be expected to have each after reasonable investigation and due diligence.

(l) Broker’s Fees and Commissions. Except as otherwise provided in the Transaction Documents, neither the Merging Corporation nor any of its officers, partners, employees or agents has employed any investment banker, broker, or finder in connection with the transactions contemplated by this Agreement and the Warrants (collectively, the “Primary Documents”), and neither the Surviving Corporation nor the Merging Corporation has, nor will, incur, directly or indirectly, as a result of any action taken by the Merging Corporation, any liability for brokerage or finders’ fees or agents’ commissions or any similar charges in connection with the transactions contemplated by the Primary Documents.

(m) Tax Advisors. The Merging Corporation has reviewed with its own tax advisors the U.S. federal, state, local and foreign tax consequences of this investment and the transactions contemplated by the Primary Documents. With respect to such matters, the Merging Corporation relies solely on such advisors and not on any statements or representations of the Surviving Corporation or any of its agents, written or oral. The Merging Corporation understands that it (and not the Surviving Corporation) shall be responsible for its own tax liability that may arise as a result of this investment or the transactions contemplated by the Primary Documents.

8. REPRESENTATIONS AND WARRANTIES OF THE SURVIVING CORPORATION. As an inducement for the Surviving Corporation and Stanford to enter into this Agreement and to consummate the Merger, the Surviving Corporation represents and warrants to, and covenants and agrees with, the Merging Corporation and Stanford that, except as otherwise expressly provided by or disclosed in the Transaction Documents (including any schedules or exhibits thereto):

(a) Organization. The Surviving Corporation is a corporation duly organized, validly existing and in good standing under the laws of the British Virgin Islands and has all requisite corporate power and authority to carry on its business as now conducted. At the Effective Time, except as set forth on Schedule 8(a), the Surviving Corporation has no ownership interest in any other entity. The Surviving Corporation was incorporated on December 27, 2007, did not conduct any activities or operations of any kind or nature whatsoever prior to such date and, except as contemplated by the Transaction Documents, will not conduct any activities or operations prior to such date. The Surviving Corporation is duly qualified as a foreign corporation and in good standing in all jurisdictions in which either the ownership or use of the properties owned or used by it, or the nature of the activities conducted by it, requires such qualification, except as would not have a material adverse effect on the business or financial condition of the Surviving Corporation (a “Material Adverse Effect”). The minute book and stock record of the Surviving Corporation have been provided to the Merging Corporation and its counsel prior to the execution of this Agreement, are complete and correct in all material respects and have been maintained in accordance with sound business practices. Such minute book contains true and complete records of all actions taken at all meetings and by all written consents in lieu of meetings of the directors, stockholders, members, managers and

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committees of the board of directors of the subject entities from the date of organization through the date hereof. The Surviving Corporation has, prior to the execution of this Agreement, delivered to the Merging Corporation true and complete copies of the Memorandum and Articles of Incorporation, each as amended through the date hereof. The Surviving Corporation is not in violation of any provisions of its Memorandum and Articles of Incorporation.

(b) Authorization; Enforcement. The Surviving Corporation has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Primary Documents and otherwise to carry out its obligations hereunder or thereunder. The execution and delivery of each of the Primary Documents by the Surviving Corporation and the consummation by it of the transactions contemplated hereby or thereby have been duly authorized by all necessary action on the part of the Surviving Corporation and no further consent or action is required by the Surviving Corporation. Each of the Primary Documents has been (or upon delivery will be) duly executed by the Surviving Corporation and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Surviving Corporation enforceable against the Surviving Corporation in accordance with its terms, except (i) as limited by laws of general application relating to bankruptcy, insolvency and the relief of debtors, and (ii) as limited by rules of law governing specific performance, injunctive relief or other equitable remedies and by general principles of equity.

(c) Capitalization. As of the Effective Time, after giving effect to the consummation of the Transactions in accordance with the terms of the Transaction Documents, the authorized capital stock of the Surviving Corporation will consist solely of 200,000,000 shares of common stock, par value $0.001 per share (the “Common Stock”). The surviving corporation will have issued certain warrants exercisable at $4.93 per share (collectively, the “Warrants”). Except as otherwise disclosed in the Transaction Documents, there will be no (A) issued and outstanding shares of Common Stock, (B) options, warrants or other rights, agreements, arrangements or commitments of any character relating to the issued or unissued capital stock of the Surviving Corporation or obligating the Surviving Corporation to issue or sell any shares of capital stock of, or other equity interests in, the Surviving Corporation, (C) voting securities of the Surviving Corporation or securities convertible, exchangeable or exercisable for shares of capital stock or voting securities of the Surviving Corporation, or (D) equity equivalents, interests in the ownership or earnings of the Surviving Corporation or similar rights. All shares of Common Stock upon issuance on the terms and conditions specified in the instruments pursuant to which they are issuable, will be duly authorized, validly issued, fully paid and nonassessable and free of preemptive (or similar) rights. There are no outstanding contractual obligations of the Surviving Corporation to repurchase, redeem or otherwise acquire any shares of Common Stock. Except as contemplated by the Transaction Documents, as of the Effective Time, the Surviving Corporation will not be a party to any stockholders’ agreement, share transfer restriction, voting trust agreement, registration rights agreement or similar agreement relating to any equity securities of the Surviving Corporation or any other Contract relating to disposition, voting or dividends with respect to any equity securities of the Surviving Corporation. All dividends on the Common Stock that have been declared or have accrued prior to the date of this Agreement have been paid in full. There are no anti-dilution or price adjustment provisions regarding any security issued by the Surviving Corporation (or in any agreement providing rights to security holders) that will be triggered by the issuance of the Securities (as defined in Section 9(a) below).

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(d) Concerning the Common Stock and the Warrants. The Common Stock and the Warrants when issued and delivered and paid for in compliance with the provisions of this Agreement, shall be duly and validly issued, fully paid and non-assessable and will not subject the holder thereof to personal liability by reason of being such a holder.

(e) Authorized Shares. The Surviving Corporation shall have and continue to retain available a sufficient number of authorized and unissued shares of Common Stock as may be necessary to effect the exercise of the Warrants. The Surviving Corporation understands and acknowledges the potentially dilutive effect to the Common Stock of the issuance of shares of Common Stock upon the exercise of the Warrants. The Surviving Corporation further acknowledges that its obligation to issue shares of Common Stock upon exercise of the Warrants is absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other stockholders of the Surviving Corporation.

(f) Legality. The Surviving Corporation has the requisite corporate power and authority to enter into this Agreement, and to issue and deliver the Common Stock, the Warrants and the Common Stock issuable upon the exercise of the Warrants.

(g) Non-Contravention. The execution and delivery of this Agreement and each of the other Primary Documents, and the consummation by the Surviving Corporation of the transactions contemplated by this Agreement and each of the other Primary Documents, do not and will not conflict with, or result in a breach by the Surviving Corporation or give any third party any right of termination, cancellation, acceleration or modification in or with respect to, any of the terms or provisions of, or constitute a default under, (A) its Memorandum and Articles of Incorporation or other equivalent documents, as amended through the date hereof, (B) any material indenture, mortgage, deed of trust, lease or other material agreement or instrument to which the Surviving Corporation is a party or by which it or any of its properties or assets are bound, or (C) any existing applicable law, rule, or regulation or any applicable decree, judgment or order of any court or federal, state, securities industry or foreign regulatory body, administrative agency, or any other governmental body having jurisdiction over the Surviving Corporation or any of their properties or assets (collectively, “Legal Requirements”), other than those which have been waived or satisfied on or prior to the Effective Time.

(h) Approvals and Filings. No authorization, approval or consent of any court, governmental body, regulatory agency, self-regulatory organization, stock exchange or market or the stockholders of the Surviving Corporation is required to be obtained by the Surviving Corporation for the entry into or the performance of this Agreement and the other Primary Documents.

(i) Compliance With Legal Requirements. The Surviving Corporation has not violated in any material respect, and is not currently in material default under, any Legal Requirement applicable to it, or any of its assets or properties, where such violation could reasonably be expected to have a Material Adverse Effect.

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(j) Absence of Certain Changes. Since the date of formation of the Surviving Corporation, there has been no event or condition that has had, or is reasonably likely to have, a Material Adverse Effect.

(k) Indebtedness to Officers, Directors and Stockholders. The Surviving Corporation is not indebted to any of its stockholders, officers or directors or their affiliates in any amount whatsoever (including, without limitation, any deferred compensation, salaries or rent payable).

(l) Relationships with Related Persons. Except as contemplated by the Transaction Documents, no officer, director, or principal stockholder of the Surviving Corporation nor any Related Person (as defined below) of any of the foregoing has, or since the date of formation of the Surviving Corporation, has had, any interest in any property (whether real, personal, or mixed and whether tangible or intangible) used in or pertaining to the business of the Surviving Corporation. Except as contemplated by the Transaction Documents, no officer, director, or principal stockholder of the Surviving Corporation nor any Related Person of the any of the foregoing is, or since the date of formation of the Surviving Corporation, has owned an equity interest or any other financial or profit interest in, a Person (as defined below) that has (i) had business dealings or a material financial interest in any transaction with the Surviving Corporation, or (ii) engaged in competition with the Surviving Corporation with respect to any line of the merchandise or services of such company (a “Competing Business”) in any market presently served by such company except for ownership of less than one percent of the outstanding capital stock of any Competing Business that is publicly traded on any recognized exchange or in the over-the-counter market. Except as contemplated by the Transaction Documents, no director, officer, or principal stockholder of the Surviving Corporation nor any Related Person of any of the foregoing is a party to any Contract with, or has claim or right against, the Surviving Corporation. As used in this Agreement, “Person” means any individual, corporation (including any non-profit corporation), general or limited partnership, limited liability company, joint venture, estate, trust, association, organization, labor union, or other entity or any governmental body; “Related Person” means, (X) with respect to a particular individual, (a) each other member of such individual’s Family (as defined below); (b) any Person that is directly or indirectly controlled by such individual or one or more members of such individual’s Family; (c) any Person in which such individual or members of such individual’s Family hold (individually or in the aggregate) a Material Interest (as defined below); and (d) any Person with respect to which such individual or one or more members of such individual’s Family serves as a director, officer, partner, executor, or trustee (or in a similar capacity); (Y) with respect to a specified Person other than an individual, (a) any Person that directly or indirectly controls, is directly or indirectly controlled by, or is directly or indirectly under common control with such specified Person; (b) any Person that holds a Material Interest in such specified Person; (c) each Person that serves as a director, officer, partner, executor, or trustee of such specified Person (or in a similar capacity); (d) any Person in which such specified Person holds a Material Interest; (e) any Person with respect to which such specified Person serves as a general partner or a trustee (or in a similar capacity); and (f) any Related Person of any individual described in clause (b) or (c). For purposes of the foregoing definition, (a) the “Family” of an individual includes (i) the individual, (ii) the individual’s spouse and former spouses, (iii) any other natural person who is related to the individual or the individual’s spouse within the second degree, and (iv) any other natural person who resides with such individual, and (b) “Material Interest” means direct or indirect beneficial ownership (as defined in Rule 13d-3 under the Exchange Act) of

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voting securities or other voting interests representing at least 1% of the outstanding voting power of a Person or equity securities or other equity interests representing at least 1% of the outstanding equity securities or equity securities in a Person.

(m) Title to Properties; Liens and Encumbrances. The Surviving Corporation has good and marketable title to all of its material properties and assets, both real and personal, and has good title to all its leasehold interests. All material properties and assets owned by the Surviving Corporation are free and clear of all Encumbrances (as defined below) except for (i) liens for current taxes not yet due and payable, (ii) liens imposed by law and incurred in the ordinary course of business for obligations not past due, (iii) liens in respect of pledges or deposits under workers’ compensation laws or similar legislation and (iv) liens, Encumbrances and defects in title which do not in any case materially detract from the value of the property subject thereto or have a Material Adverse Effect, and which have arisen in the ordinary course of business. As used in this Agreement, “Encumbrance” or “Encumbrances” means any charge, claim, community property interest, condition, equitable interest, lien, pledge, security interest, right of first refusal, or restriction of any kind, including any restriction on use, voting, transfer, receipt of income, or exercise of any other attribute of ownership.

(n) Permits. The Surviving Corporation has all permits, licenses and any similar authority necessary for the conduct of its business as now conducted, except where the failure to have such permits and licenses would not materially and adversely affect the business or financial condition of such company. The Surviving Corporation is not in default in any respect under any of such permits, licenses or similar authority.

(o) Absence of Litigation. There is no action, suit, proceeding, inquiry or investigation before or by any court, public board or body, or arbitration tribunal pending or, to the Knowledge of the Surviving Corporation, threatened, against or affecting the Surviving Corporation, in which an unfavorable decision, ruling or finding would have a Material Adverse Effect on the Surviving Corporation or the transactions contemplated by the Primary Documents, or which would adversely affect the validity or enforceability of, or the authority or ability of the Surviving Corporation to perform its obligations under, the Primary Documents. All references to the “Knowledge of the Surviving Corporation” in this Agreement shall mean the actual knowledge of the Surviving Corporation or the knowledge that the Surviving Corporation could reasonably be expected to have, after reasonable investigation and due diligence.

(p) No Default. The Surviving Corporation is not in default in the performance or observance of any obligation, covenant or condition contained in any indenture, mortgage, deed of trust or other instrument or agreement (each a “Contract”) to which it is a party or by which it or its property may be bound.

(q) Taxes.

(i) All Tax Returns (as defined below) required to have been filed by or with respect to the Surviving Corporation (including any extensions) have been filed. All such Tax Returns are true, complete and correct in all material respects. All Taxes (as defined below) due and payable by the Surviving Corporation, whether or not shown on any Tax Return, or claimed to be due by any Taxing Authority (as defined below), have been paid.

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(ii) Except as set forth on Schedule 8(q), the Surviving Corporation has no material liability for Taxes outstanding. The unpaid Taxes of the Surviving Corporation (i) did not, as of the most recent fiscal month end, exceed by any material amount the reserve for liability for income tax (other than the reserve for deferred taxes established to reflect timing differences between book and tax income) set forth on the face of the balance sheet included in the Surviving Corporation’s latest filing with the Commission, and (ii) will not exceed by any material amount that reserve as adjusted for operations and transactions through the Effective Time.

(iii) The Surviving Corporation is not a party to any agreement extending the time within which to file any Tax Return. No claim has ever been made by a Taxing Authority of any jurisdiction in which the Surviving Corporation does not file Tax Returns that the Surviving Corporation is or may be subject to taxation by that jurisdiction.

(iv) The Surviving Corporation has withheld and paid all Taxes required to have been withheld and paid in connection with amounts paid or owing to any employee, creditor or independent contractor.

(v) There has been no action by any Taxing Authority in connection with assessing additional Taxes against, or in respect of, the Surviving Corporation for any past period. There is no dispute or claim concerning any Tax liability of the Surviving Corporation either (i) claimed, raised or, to the Knowledge of the Surviving Corporation, threatened by any Taxing Authority or (ii) of which the Surviving Corporation is otherwise aware. There are no liens for Taxes upon the assets and properties of the Surviving Corporation other than liens for Taxes not yet due. None of the Tax Returns of the Surviving Corporation have been audited or examined by Taxing Authorities, and none of the Tax Returns of the Surviving Corporation currently are the subject of audit or examination.

(vi) There are no outstanding agreements or waivers extending the statutory period of limitation applicable to any Tax Returns required to be filed by, or which include or are treated as including, the Surviving Corporation or with respect to any Tax assessment or deficiency affecting the Surviving Corporation.

(vii) The Surviving Corporation has not received any written ruling related to Taxes or entered into any agreement with a Taxing Authority relating to Taxes.

(viii) The Surviving Corporation has no liability for the Taxes of any person or entity other than the Surviving Corporation (i) under Section 1.1502-6 of the Treasury regulations (or any similar provision of state, local or foreign Legal Requirements), (ii) as a transferee or successor, (iii) by contract or (iv) otherwise.

(ix) The Surviving Corporation (i) has not agreed to make or is not required to make any adjustment under Section 481 of the Internal Revenue Code by reason of a change in accounting method and (ii) is not a “consenting corporation” within the meaning of Section 341(f)(1) of the Internal Revenue Code.

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(x) The Surviving Corporation is not a party to nor is it bound by any obligations under any tax sharing, tax allocation, tax indemnity or similar agreement or arrangement.

(xi) The Surviving Corporation is not involved in, subject to, or a party to any joint venture, partnership, contract or other arrangement that is treated as a partnership for federal, state, local or foreign Tax purposes.

(xii) The Surviving Corporation was not included nor is includible, in the Tax Return of any other entity.

As used in this Agreement, a “Tax Return” means any return, report, information return, schedule, certificate, statement or other document (including any related or supporting information) filed or required to be filed with, or, where none is required to be filed with a Taxing Authority, the statement or other document issued by, a Taxing Authority in connection with any Tax; “Tax” or “Taxes” means any and all taxes, charges, fees, levies or other assessments, including, without limitation, income, gross, receipts, excise, real or personal property, sales, withholding, social security, retirement, unemployment, occupation, use, service, service use, license, net worth, payroll, franchise, transfer and recording taxes, fees and charges, imposed by Taxing Authority, whether computed on a separate, consolidated, unitary, combined or any other basis; and such term includes any interest whether paid or received, fines, penalties or additional amounts attributable to, or imposed upon, or with respect to, any such taxes, charges, fees, levies or other assessments; and “Taxing Authority” means any governmental agency, board, bureau, body, department or authority of any United States federal, state or local jurisdiction or any foreign jurisdiction, having or purporting to exercise jurisdiction with respect to any Tax.

(r) Certain Prohibited Activities. Neither the Surviving Corporation nor, to the Knowledge of the Surviving Corporation, any of its directors, officers or other employees has (i) used any Surviving Corporation funds for any unlawful contribution, endorsement, gift, entertainment or other unlawful expense relating to any political activity, (ii) made any direct or indirect unlawful payment of Surviving Corporation funds to any foreign or domestic government official or employee, (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977, as amended (“FCPA”), or (iv) made any bribe, rebate, payoff, influence payment, kickback or other similar payment to any person.

(s) Certain Fees. Except as contemplated by the Transaction Documents, no brokerage or finder’s fees or commissions are or will be payable by the Surviving Corporation to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by this Agreement and the Transaction Documents, and the Surviving Corporation has not taken any action that would cause the Merging Corporation to be liable for any such fees or commissions. The Surviving Corporation agrees that the Merging Corporation shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of any Person for fees of the type contemplated by this Section with the transactions contemplated by this Agreement.

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(t) Employee Benefits.

(xiii) The Surviving Corporation does not have, and has not at any time since inception had, Plans (as defined below). As used in this Agreement, “Plan” means (i) each of the “employee benefit plans” (as such term is defined in Section 3(3) of the Employee Retirement Income Security Act of 1974 (“ERISA”)), of which any of the Surviving Corporation or any member of the same controlled group of businesses as the Surviving Corporation within the meaning of Section 4001(a)(14) of ERISA (an “ERISA Affiliate”) is or ever was a sponsor or participating employer or as to which the Surviving Corporation or any of its ERISA Affiliates makes contributions or is required to make contributions, and (ii) any similar employment, severance or other arrangement or policy of any of the Surviving Corporation or any of its ERISA Affiliates (whether written or oral) providing for health, life, vision or dental insurance coverage (including self-insured arrangements), workers’ compensation, disability benefits, supplemental unemployment benefits, vacation benefits or retirement benefits, fringe benefits, or for profit sharing, deferred compensation, bonuses, stock options, stock appreciation or other forms of incentive compensation or post-retirement insurance, compensation or benefits.

(u) Public/Private Offering. Subject to the accuracy of the Merging Corporation’s representations and warranties set forth in Section 2 hereof, (i) the offer, sale and issuance of the Common Stock will be registered pursuant to a Registration Statement (as defined below) in accordance with the of the Securities Act, (ii) the offer, sale and issuance of the Warrants will be exempt from the registration requirements of the Securities Act, and (iii) the issuance of the Common Stock pursuant to the exercise of the Warrants are exempt from the registration requirements of the Securities Act. Except as contemplated by the Transaction Documents, the Surviving Corporation agrees that neither the Surviving Corporation nor anyone acting on its behalf will offer any of the Common Stock, the Warrants or any similar securities for issuance or sale, or solicit any offer to acquire any of the same from anyone so as to render the issuance and sale of such securities subject to the registration requirements of the Securities Act. Except as contemplated by the Transaction Documents, the Surviving Corporation has not offered or sold the Common Stock or the Warrants by any form of general solicitation or general advertising, as such terms are used in Rule 502(c) under the Securities Act. As used in this Agreement, the term “Registration Statement” means the Registration Statement on Form F-4 promulgated by the SEC to be filed by the Surviving Corporation to register its securities; provided, that the Surviving Corporation qualifies under the Securities Act of 1934, as amended (“1934 Act”), to file such statement, and if the Surviving Corporation fails to qualify to file such Form F-4 with the SEC under the 1934 Act, the term “Registration Statement” shall mean the registration statement on Form S-4 promulgated by the SEC.

(v) Disclosure. The Surviving Corporation confirms that neither it nor any other Person acting on its behalf has provided the Merging Corporation or its agents or counsel with any information that constitutes or might constitute material, nonpublic information. The Surviving Corporation understands and confirms that the Merging Corporation will rely on the foregoing representations in effecting transactions in securities of the Surviving Corporation. All disclosure provided to the Merging Corporation regarding the Surviving Corporation, its business and the transactions contemplated hereby, including the schedules to this Agreement, furnished by or on behalf of the Surviving Corporation with respect to the representations and warranties made herein are true and correct with respect to such representations and warranties and do not contain any untrue statement of a material fact or

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omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. The Surviving Corporation acknowledges and agrees that the Merging Corporation has not made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 2 hereof.

(w) Section 8 Definition of Surviving Corporation. For the purposes of this Section 8, the term “Surviving Corporation” shall be deemed to include the Surviving Corporation and any subsidiaries thereof.

9. CERTAIN COVENANTS, ACKNOWLEDGMENTS AND RESTRICTIONS.

(a) Transfer Restrictions. The Merging Corporation acknowledges that (i) neither the Common Stock, the Warrants nor the Common Stock issuable in exercise of the Warrants have been registered under the Securities Act, and such securities may not be transferred unless (A) subsequently registered thereunder or (B) they are transferred pursuant to an exemption from such registration, and (ii) any sale of the Common Stock, the Warrants or the Common Stock issuable, exercise or exchange thereof (collectively, the “Securities”) made in reliance upon Rule 144 under the Securities Act (“Rule 144”) may be made only in accordance with the terms of said Rule 144. The Merging Corporation understands that, although Rule 144 is not exclusive, the Securities and Exchange Commission (the “Commission”) has expressed its opinion that persons proposing to sell restricted securities received in a private offering other than in a registered offering or pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales and that such persons and the brokers who participate in the transactions do so at their own risk. The provisions of Sections 9(a) and 9(b) hereof, together with the rights of the Merging Corporation under this Agreement and the other Primary Documents, shall be binding upon any assignee of the Merging Corporation as well as any subsequent transferee of the Common Stock and the Warrants.

(b) Restrictive Legend. The Merging Corporation acknowledges and agrees that, until such time as the Securities shall have been registered under the Securities Act or the Merging Corporation demonstrates to the reasonable satisfaction of the Surviving Corporation and its counsel that such registration shall no longer be required, such Securities may be subject to a stop-transfer order placed against the transfer of such Securities, and such Securities shall bear a restrictive legend in substantially the following form:

THESE SECURITIES (INCLUDING ANY UNDERLYING SECURITIES) HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT OR AN OPINION OF COUNSEL OR OTHER EVIDENCE REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION SHALL NO LONGER BE REQUIRED.

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(c) Filings. The Surviving Corporation undertakes and agrees that it will make all required filings in connection with the sale of the Securities to the Merging Corporation as required by federal and state laws and regulations, or by any domestic securities exchange or trading market, and if applicable, the filing of a notice on Form D (at such time and in such manner as required by the rules and regulations of the Commission), and to provide copies thereof to the Merging Corporation promptly after such filing or filings. With a view to making available to the holders of the Securities the benefits of Rule 144 and any other rule or regulation of the Commission that may at any time permit such holder to sell securities of the Surviving Corporation to the public without registration or pursuant to a Registration Statement, the Surviving Corporation shall (a) at all times make and keep public information available, as those terms are understood and defined in Rule 144, (b) file on a timely basis with the Commission all information that the Commission may require under either of Section 13 or Section 15(d) of the Exchange Act and, so long as it is required to file such information, take all actions that may be required as a condition to the availability of Rule 144 (or any successor exemptive rule hereafter in effect) with respect to the Common Stock; and (c) furnish to any holder of the Securities forthwith upon request (i) a written statement by the Surviving Corporation as to its compliance with the reporting requirements of Rule 144, (ii) a copy of the most recent annual or quarterly report of the Surviving Corporation as filed with the Commission, and (iii) any other reports and documents that a holder of the Securities may reasonably request in order to avail itself of any rule or regulation of the Commission allowing such holder to sell any such Securities without registration.

(d) Reservation of Common Stock. The Surviving Corporation will at all times have authorized and reserved for the purpose of issuance a sufficient number of shares of Common Stock to provide for the issuance of Common Stock the exercise of the Warrants (the “Conversion Shares”).

(e) Return of Warrants on Exercise. Upon any partial exercise by the Merging Corporation or its assignees of the Warrants, the Surviving Corporation shall issue and deliver to the Merging Corporation or applicable assignee, within seven business days of the date on which the Warrants is exercised, new Warrants representing the number of adjusted shares of Common Stock covered thereby, in accordance with the terms thereof.

(f) Replacement Certificates and Warrants.

(xiv) The certificate(s) representing the shares of the Common Stock held by the Merging Corporation shall be exchangeable, at the option of the Merging Corporation at any time and from time to time at the office of the Surviving Corporation, for certificates with different denominations representing, as applicable, an equal aggregate number of shares of the Common Stock as requested by the Merging Corporation upon surrendering the same. No service charge will be made for such registration or transfer or exchange.

(xv) The Warrants will be exchangeable, at the option of the Merging Corporation or its assignees, at any time and from time to time at the office of the Surviving Corporation, for other Warrants of different denominations entitling the holder thereof to purchase in the aggregate the same number of shares of Common Stock as are purchasable under such Warrants. No service charge will be made for such transfer or exchange.

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(g) Publicity. The Surviving Corporation and the Merging Corporation shall consult with each other in issuing any press releases with respect to the transactions contemplated hereby. Notwithstanding the foregoing, the Surviving Corporation shall not publicly disclose the name of Merging Corporation, or include the name of the Merging Corporation in any filing with the Commission or any regulatory agency or principal trading market, without the prior written consent of the Merging Corporation, except to the extent such disclosure is required by law or market regulations, in which case the Surviving Corporation shall provide the Merging Corporation with prior notice of such disclosure.

10. CONDITIONS TO THE SURVIVING CORPORATION’S OBLIGATION TO CONSUMMATE THE MERGER. The Merging Corporation understands that the Surviving Corporation’s obligation to consummate the Merger pursuant to this Agreement is conditioned upon the satisfaction of each of the following conditions, unless waived in writing by the Surviving Corporation:

(a) (i) The representations and warranties of the Merging Corporation contained in this Agreement must be true and correct in all material respects as of the Effective Time as if made at the Effective Time, after giving pro forma effect to the consummation of the Transactions in accordance with the terms of the Transaction Documents as if the Transactions had occurred immediately prior to the Effective Time, and (ii) all covenants and agreements of the Merging Corporation required to be performed one or before the Effective Time must have been performed in all material respects on or before the Effective Time.

(b) The Surviving Corporation and the Merging Corporation shall have obtained any and all consents, permits and waivers necessary or appropriate for consummation of the transactions contemplated by the Agreement on or prior to the Effective Time.

(c) All corporate and other proceedings required to carry out the transactions contemplated by this Agreement on or prior to the Effective Time, and all instruments and other documents relating to such transactions, shall be reasonably satisfactory in form and substance to the Surviving Corporation, and the Surviving Corporation shall have been furnished with such instruments and documents as it shall have reasonably requested.

11. CONDITIONS TO THE MERGING CORPORATION’S OBLIGATION TO CONSUMMATE THE MERGER. The Surviving Corporation understands that the Merging Corporation’s obligation to consummate the Merger is conditioned upon satisfaction of each of the following conditions, unless waived in writing by the Merging Corporation:

(a) The representations and warranties of the Surviving Corporation contained in this Agreement must be true and correct in all material respects as of the Effective Time as if made at the Effective Time, after giving pro forma effect to the consummation of the Transactions in accordance with the terms of the Transaction Documents as if the Transactions had occurred immediately prior to the Effective Time, and (ii) all covenants and agreements of the Surviving Corporation required to be performed one or before the Effective Time must have been performed in all material respects on or before the Effective Time.

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(b) The Surviving Corporation and the Merging Corporation shall have obtained any and all consents, permits and waivers necessary or appropriate for consummation of the transactions contemplated by the Agreement on or prior to the Effective Time.

(c) All corporate and other proceedings required to carry out the transactions contemplated by this Agreement on or prior to the Effective Time, and all instruments and other documents relating to such transactions, shall be reasonably satisfactory in form and substance to the Merging Corporation, and the Merging Corporation shall have been furnished with such instruments and documents as it shall have reasonably requested.

(d) The Surviving Corporation shall have executed and delivered to the Merging Corporation or its assignees the shares of Common Stock and the Warrants required to be issued pursuant to Section 4 of this Agreement.

(e) The Registration Statement providing for the registration under the Securities Act of the shares of Common Stock issuable pursuant to this Agreement shall have been declared effective by the Commission.

12. FEES AND EXPENSES. The Surviving Corporation shall bear its own costs, including attorney’s fees, incurred in the negotiation of this Agreement and consummating of the transactions contemplated herein and the corporate proceedings of the Surviving Corporation in contemplation hereof and thereof.

13. SURVIVAL. The agreements, covenants, representations and warranties of the Surviving Corporation and the Merging Corporation shall survive the execution and delivery of this Agreement and the delivery of the Securities hereunder for a period of 18 months from the Effective Time, except that:

(i) the Surviving Corporation’s representations and warranties regarding Taxes contained in Section 8(q) of this Agreement shall survive as long as the Surviving Corporation remains statutorily liable for any obligation referenced in Section 8(q); and

(ii) the Surviving Corporation’s representations and warranties contained in Section 8(b) shall survive until the Merging Corporation and any of its assignees are no longer holders of any of the Securities purchased hereunder.

14. INDEMNIFICATION.

(a) Subject to Section 10(c), the Surviving Corporation agrees to indemnify Stanford and each officer, director, employee, agent, partner, stockholder, member and affiliate of Stanford (collectively, the “Stanford Indemnified Parties”) for, and hold each Stanford Indemnified Party harmless from and against: (i) any and all damages, losses, claims, diminution in value and other liabilities of any and every kind, including, without limitation, judgments and costs of settlement, and (ii) any and all reasonable out-of-pocket costs and expenses of any and every kind, including, without limitation, reasonable fees and disbursements of counsel for such Indemnified Parties (all of which expenses periodically shall be reimbursed as incurred), in each case, arising out of or suffered or incurred by any of the Stanford Indemnified Parties in connection with any of the following, whether or not involving a third party claim: (A) any misrepresentation or any breach of any warranty made by the Surviving Corporation herein or in any of the other

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Primary Documents, (B) any breach or non-fulfillment of any covenant or agreement made by the Surviving Corporation herein or in any of the other Primary Documents, or (C) any claim relating to or arising out of a violation of applicable federal or state securities laws by the Surviving Corporation in connection with the sale or issuance of the Common Stock or the Warrants pursuant to this Agreement. To the extent that the foregoing undertaking by the Surviving Corporation may be unenforceable for any reason, the Surviving Corporation shall make the maximum contribution to the payment and satisfaction of each of the foregoing liabilities which is permissible under applicable law.

(b) Subject to Section 10(c), Stanford agrees to indemnify the Surviving Corporation and each officer, director, employee, agent, partner, stockholder, member and affiliate of the Surviving Corporation (collectively, the “Surviving Corporation Indemnified Parties”) for, and hold each Surviving Corporation Indemnified Party harmless from and against: (i) any and all damages, losses, claims, diminution in value and other liabilities of any and every kind, including, without limitation, judgments and costs of settlement, and (ii) any and all reasonable out-of-pocket costs and expenses of any and every kind, including, without limitation, reasonable fees and disbursements of counsel for such Indemnified Parties (all of which expenses periodically shall be reimbursed as incurred), in each case, arising out of or suffered or incurred by any of the Surviving Corporation Indemnified Parties in connection with any of the following, whether or not involving a third party claim: (A) any misrepresentation or any breach of any warranty made by the Merging Corporation herein or in any of the other Primary Documents, (B) any breach or non-fulfillment of any covenant or agreement made by the Merging Corporation herein or in any of the other Primary Documents, or (C) any claim relating to or arising out of a violation of applicable federal or state securities laws by the Merging Corporation in connection with the sale or issuance of the Common Stock or the Warrants pursuant to this Agreement. To the extent that the foregoing undertaking by the Surviving Corporation may be unenforceable for any reason, the Surviving Corporation shall make the maximum contribution to the payment and satisfaction of each of the foregoing liabilities which is permissible under applicable law.

(c) Notwithstanding Sections 10(a) and 10(b), no indemnification shall be payable in respect of any liabilities covered thereunder (i) where the party claiming to be entitled to indemnification thereunder prior to the Effective Time had actual knowledge of or notice from information set forth in the schedules hereto of facts that would clearly evidence the existence or basis of such liabilities or (ii) where the party claiming to be entitled to indemnification thereunder entered into a settlement of such liabilities without the prior written consent of the applicable party that would otherwise be required to provide indemnification for such liabilities pursuant to Section 10(a) or 10(b), as applicable (provided that such party has not unreasonably withheld such written consent).

15. NOTICES. Any notice required or permitted hereunder shall be given in writing (unless otherwise specified herein) and shall be effective upon personal delivery, via facsimile (upon receipt of confirmation of error-free transmission and mailing a copy of such confirmation, postage prepaid by certified mail, return receipt requested) or two business days following deposit of such notice with an internationally recognized courier service, with postage prepaid and addressed to each of the other parties thereunto entitled at the following addresses, or at such other addresses as a party may designate by five days advance written notice to each of the other parties hereto.

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Surviving Corporation:	ForeFront BVI Ltd.
835 Bill Jones Industrial Dr.
Springfield, TN 37172
Attn: Richard M. Gozia
	Telephone:	608-519-0348
	Facsimile:	615-384-1290

with a copy to:	Greenberg Traurig, P.A.
1221 Brickell Avenue
Miami, Florida 33131
Attention: Robert Grossman, Esq.
Email: grossmanb@gtlaw.com
Fax: (305) 965-5756

Merging Corporation:	Stanford International Bank Ltd.
No. 11 Pavilion Drive
St. John’s, Antigua
West Indies
Attention: James M. Davis, Chief Financial Officer
	Telephone:	901-680-5260
	Facsimile:	901-680-5265

with a copy to:	Akerman Senterfitt
One SE Third Ave., 25th Floor
Miami, FL 33131
Attention: Carl D. Roston
	Telephone	305-982-5628
	Facsimile:	305-374-5095

16. GOVERNING LAW; DISPUTE RESOLUTION.

(a) Governing Law. This Agreement, and all transactions and agreements in connection herewith, shall be governed by and construed in accordance with the laws of the British Virgin Islands without regard to principles of conflicts of laws.

(b) Dispute Resolution. Any controversy or claim arising out of or relating to this Agreement, or the breach thereof shall be finally settled by arbitration exclusively (i) administered by the International Centre for Dispute Resolution (the “ICDR”) and (ii) under the International Dispute Resolution Procedures of the ICDR (the “ICDR Rules”). Judgment on the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof. The number of arbitrators shall be one (1), unless the parties subsequently agree in writing that three (3) arbitrators shall be appointed to resolve such particular dispute. The arbitrator(s) shall be appointed exclusively in accordance with the ICDR Rules. The place of arbitration shall be Miami, Florida. The arbitration

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proceedings shall be conducted in English. The parties waive, to the extent permitted under applicable law, any right that they may have under any law applicable to this Agreement or any party hereto to object to arbitration hereunder on the basis that such an agreement was not entered into after a dispute had arisen.

17. MISCELLANEOUS.

(a) Entire Agreement. This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof. This Agreement, together with the other Primary Documents, including any certificate, schedule, exhibit or other document delivered pursuant to their terms, constitutes the entire agreement among the parties hereto with respect to the subject matters hereof and thereof, and supersedes all prior agreements and understandings, whether written or oral, among the parties with respect to such subject matters.

(b) Amendments. This Agreement may not be amended except by an instrument in writing signed by the party to be charged with enforcement.

(c) Waiver. No waiver of any provision of this Agreement shall be deemed a waiver of any other provisions or shall a waiver of the performance of a provision in one or more instances be deemed a waiver of future performance thereof.

(d) Construction. This Agreement and each of the Primary Documents have been entered into freely by each of the parties, following consultation with their respective counsel, and shall be interpreted fairly in accordance with its respective terms, without any construction in favor of or against either party.

(e) Binding Effect of Agreement. This Agreement, and any and all rights, duties and obligations hereunder, shall not be assigned, transferred, delegated or sublicensed by the Merging Corporation to any Person other than the Persons set forth on Schedule A without the prior written consent of the Surviving Corporation. Any attempt by the Merging Corporation without such permission to assign, transfer, delegate or sublicense any rights, duties or obligations that arise under this Agreement shall be void. Subject to the foregoing and except as otherwise provided herein. This Agreement shall inure to the benefit of, and be binding upon the successors and assigns of each of the parties hereto, including any assignees of the Merging Corporation as well as any transferees of the Common Stock and the Warrants.

(f) Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or unenforceability of this Agreement in any other jurisdiction.

(g) Attorneys’ Fees. If any action should arise between the parties hereto to enforce or interpret the provisions of this Agreement, the prevailing party in such action shall be reimbursed for all reasonable expenses incurred in connection with such action, including reasonable attorneys’ fees.

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(h) Headings. The headings of this Agreement are for convenience of reference only and shall not form part of, or affect the interpretation of this Agreement.

(i) Counterparts. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

(j) Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, Merging Corporation and the Surviving Corporation will be entitled to specific performance under the Primary Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agree to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

[Signatures Begin on Following Page]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be entered into as of the date first above written.

BROADBAND MULTIMEDIA SYSTEMS, LTD.

By:	/s/ Wei-Ping Huang
Name:	Wei-Ping Huang
Title:	President

FOREFRONT BVI LTD.

By:	/s/ Richard M. Gozia
Name:	Richard M. Gozia
Title:	Interim Chief Executive Officer

STANFORD INTERNATIONAL BANK LTD.

By:	/s/ James M. Davis
Name:	James M. Davis
Title:	Chief Financial Officer